MERRIMAC SERIES
                              Merrimac Cash Series
                            Merrimac Treasury Series
                         Merrimac Treasury Plus Series
                        Merrimac U.S. Government Series
                           Merrimac Municipal Series

                                 Premium Class
                              Institutional Class
                                Investment Class
                                 Adviser Class
                                 Reserve Class

Supplement dated January 8, 2003 to the Prospectus dated May 1, 2002

In the Prospectus, on page 16, under the section "Purchases", after the first paragraph titled "General Information" the following paragraph is added.

    Shares of the U.S. Government Series, the Treasury Series and the Treasury Plus Series are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8), 107(15) of the Federal Credit Union Act, Parts 703 and 704.5(f) of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
    155. The U.S. Government Series, the Treasury Series and the Treasury Plus Series intend to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the funds qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.